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                                                                   EXHIBIT 10.10

                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is dated as of March 1, 2002 (the "Third Amendment"), among PETROQUEST ENERGY, L.L.C., a Louisiana limited liability company (the "Borrower"), PETROQUEST ENERGY, INC., a Delaware corporation (the "Guarantor"), the LENDERS, and HIBERNIA NATIONAL BANK, a national banking association, individually as a Lender and as Administrative Agent.

                                R E C I T A L S:

      1. The parties hereto are the parties to that certain Amended and Restated Credit Agreement dated as of May 11, 2001, as amended by First Amendment thereto dated as of July 20, 2001, and as amended by Second Amendment thereto dated as of December 24, 2001 (as so amended, the "Agreement"), pursuant to which the Lenders established in favor of the Borrower a revolving line of credit.

      2. The purposes of this Third Amendment are (i) to evidence that the Borrowing Base Amount is $28,000,000.00 as of March 1, 2002, and (ii) to evidence certain other changes to the Agreement.

      3. Capitalized terms used herein which are defined or used in the Agreement are used herein with such meanings, except as may be otherwise expressly provided in this Third Amendment.

      NOW, THEREFORE, THE PARTIES HERETO, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH AND INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

      A. AMENDMENT TO DEFINITIONS.

      1. The definition of the term "Borrowing Base Amount" in the Agreement is hereby deleted and restated as follows:

            "BORROWING BASE AMOUNT" shall mean at any time the valuation of the Borrower's Mortgaged Properties, projected oil and gas prices, underwriting factors, and any other factors deemed relevant by the Required Lenders in their sole discretion, all as evaluated and determined by the Required Lenders in their sole discretion on a semi-annual basis on September 30 and March 31. In addition, the Required Lenders, in their sole discretion, may conduct one unscheduled Borrowing Base Amount redetermination subsequent to each semi-annual redetermination, and the Borrower, at its option, may request one (1) unscheduled Borrowing Base Amount


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            redetermination after each scheduled semi-annual redetermination by the Required Lenders. The Borrowing Base Amount also is subject to mandatory Quarterly Reductions. The Required Lenders are not obligated under any circumstances to establish the Borrowing Base Amount based solely on oil and gas valuation data for the Mortgaged Properties. The Borrowing Base Amount shall never exceed $100,000,000.00.

      2. The definition of the term "Eurodollar Margin" in the Agreement is hereby deleted and restated as follows:

            "EURODOLLAR MARGIN" shall mean, with respect to each Eurodollar
            Loan:

            (i) 2.375% per annum whenever the Borrowing Base Usage under the Revolving Line of Credit is greater than or equal to 90%;

            (ii) 2.000% per annum whenever the Borrowing Base Usage under the Revolving Line of Credit is greater than or equal to 50% but less than 90%; or

            (iii) 1.625% per annum whenever the Borrowing Base Usage under the Revolving Line of Credit is less than 50%.

      3. The definition of the term "Quarterly Reduction" in the Agreement is hereby deleted and restated as follows:

            "QUARTERLY REDUCTION" shall mean each reduction to the Borrowing Base Amount established by the Required Lenders based on each scheduled and unscheduled redetermination of the Borrowing Base Amount. The Quarterly Reduction will be made on January 31, April 30, July 31, and October 31 of each year. The Quarterly Reduction will be $3,000,000.00 on each of April 30, 2002 and July 31, 2002, unless redetermined by the Required Lenders. The Administrative Agent will promptly notify the Borrower of any change in the Quarterly Reduction as determined from time to time by the Required Lenders.

      4. The following new definitions are hereby added to the Agreement:

            "BASE RATE MARGIN" shall mean, with respect to each Base Rate Loan:

            (i) 0.375% per annum whenever the Borrowing Base Usage under the Revolving Line of Credit is greater than or equal to 90%; or



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            (ii) 0.000% per annum whenever the Borrowing Base Usage under the
            Revolving Line of Credit is less than 90%.

            "THIRD AMENDMENT" shall mean that certain Third Amendment to Amended and Restated Credit Agreement dated as of March 1, 2002, among the Borrower, the Guarantor, the Lenders, and the Administrative Agent.

      B. BORROWING BASE AMOUNT REDETERMINATION. The Agreement is hereby amended to reflect that the Borrowing Base Amount as of March 1, 2002, is $28,000,000.00. The parties also acknowledge that the next regularly scheduled semi-annual determination of the Borrowing Base Amount will take effect on March 31, 2002.

      C. REVISION TO SECTION 6.2. Section 6.2 of the Agreement is hereby deleted and restated as follows:

            SECTION 6.2. UNUSED FEE. The Borrower shall pay the Administrative Agent for the Pro Rata benefit of the Lenders an unused fee calculated as follows: (i) if the Borrowing Base Usage is greater than or equal to 90%, the unused fee is 0.50%; (ii) if the Borrowing Base Usage is greater than or equal to 50% but less than 90%, the unused fee is 0.50%; (iii) if the Borrowing Base Usage is less than 50%, the unused fee is 0.375%. The unused fee will be payable quarterly in arrears, commencing June 30, 2001. The unused portion of the Borrowing Base Amount shall be determined on a daily basis by subtracting from the Borrowing Base Amount the amount of all Revolving Loans outstanding, and by averaging said daily amounts for the period for which the fee is to be determined. The Borrower hereby authorizes the Administrative Agent to debit its account maintained with the Administrative Agent for collection of the unused fee.

      D. REVISION TO AFFIRMATIVE COVENANTS.

      1. Section 12.17 of the Agreement is hereby deleted and restated as follows:

            SECTION 12.17 CAPITAL BUDGET. Upon the Lenders' request, the Guarantor agrees to provide the Lenders with a detailed capital budget, in such detail as the Lenders may reasonably request.

      2. Section 12.18 of the Agreement is hereby deleted and restated as follows:

            SECTION 12.18 FINANCIAL PROJECTIONS. Upon the Lenders' request, the Guarantor agrees to provide the Lenders with detailed consolidated financial projections, including a projected income statement, balance sheet and statement of cash flow. The said financial projections shall reflect all required reductions to the



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            Borrowing Base Amount pursuant to this Agreement and the projected payment of all capital expenditures (as detailed in the capital budgets submitted pursuant to Section 12.17 above).

      E. REVISION TO NEGATIVE COVENANTS. Section 13.12 (General and Administrative Expenses) of the Agreement is hereby deleted in its entirety.

      F. PARTIAL RELEASE OF THE MORTGAGED PROPERTIES. The Lenders hereby consent to the Borrower's sale of its interests in the Valentine Field, Lafourche Parish, Louisiana, which sale is to occur on March 1, 2002. The Administrative Agent is instructed by the Lenders to execute a partial release of the Mortgage whereby the Borrower's interests in the Valentine Field are released from the Mortgage. To the extent Section 13.2 of the Agreement prohibits the sale of Borrower's interests in the Valentine Field, the prohibition is waived by the Lenders.

      G. CONFIRMATION OF COLLATERAL DOCUMENTS. It is the intention of the parties that all of the liens, privileges, priorities, and equities existing and to exist under and in accordance with the terms of the Loan Documents are hereby renewed, extended, and carried forward as security for the Loans. Further, the parties agree and acknowledge that the Guaranty shall continue to secure the payment of the Indebtedness of the Borrower to the Lenders, including the indebtedness of the Borrower under the Revolving Notes.

      H. NO DEFAULT REPRESENTATION. On and as of the date hereof, and after giving effect to this Third Amendment, the Borrower and the Guarantor reaffirm and restate the representations and warranties set forth in the Agreement and the Loan Documents. Further, the Borrower and the Guarantor also represent and warrant that as the date hereof and after giving effect to this Third Amendment, no uncured or unwaived Default has occurred and is continuing under the Agreement, as amended by this Third Amendment.

      I. CONDITIONS PRECEDENT. The obligation of the Lenders to make the Loans remains subject to the conditions precedent set forth in the Agreement and the following conditions precedent: The Bank's receipt of (i) this Third Amendment executed by the Borrower and the Guarantor; (ii) certified resolutions by the Guarantor (on behalf of itself and as the sole member of the Borrower), in form and substance satisfactory to the Administrative Agent; and (iii) all amendments, supplements, and/or restatements pertaining to the Collateral Documents that may be required by the Administrative Agent or its counsel.

      J. WAIVER OF DEFENSES. In consideration of the Lenders' execution of this Third Amendment, the Borrower and the Guarantor do hereby irrevocably waive any and all claims and/or defenses to payment on any Indebtedness owed by any of them to the Lenders and/or the Administrative Agent that may exist as of the date of execution of this Third Amendment.

      K. AMENDMENTS. THE AGREEMENT AND THIS THIRD AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S. 6:SS.1121, ET SEQ. THERE ARE NO ORAL AGREEMENTS BETWEEN PARTIES TO THIS THIRD AMENDMENT. THE AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO



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THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL
UNDERSTANDINGS BETWEEN THE ADMINISTRATIVE AGENT, THE LENDERS, THE BORROWER, AND THE GUARANTOR WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, MAY NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY THE BORROWER, THE GUARANTOR, THE LENDERS, AND THE ADMINISTRATIVE AGENT.

      L. GOVERNING LAW: COUNTERPARTS. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This Third Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same document.

      M. CONTINUED EFFECT. Except as expressly modified herein, the Agreement as amended by this Third Amendment, shall continue in full force and effect. The Agreement, as amended by this Third Amendment, is hereby ratified and confirmed by the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered as of the date hereinabove provided by the authorized officers each hereunto duly authorized.

                                        BORROWER:

                                        PETROQUEST ENERGY, L.L.C.
                                        A LOUISIANA LIMITED LIABILITY COMPANY

                                        BY PETROQUEST ENERGY, INC., A DELAWARE
                                        CORPORATION, AS SOLE MEMBER


                                        BY: /s/ MICHAEL O. ALDRIDGE
                                            ------------------------------------
                                        NAME: MICHAEL O. ALDRIDGE
                                              ----------------------------------
                                        TITLE: SR. V.P. & CFO
                                               ---------------------------------



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                                        GUARANTOR:

                                        PETROQUEST ENERGY, INC.
                                        A DELAWARE CORPORATION

                                        BY: /s/ MICHAEL O. ALDRIDGE
                                            ------------------------------------
                                        NAME: MICHAEL O. ALDRIDGE
                                              ----------------------------------
                                        TITLE: SR. V.P. & CFO
                                               ---------------------------------


                                        AGENT:

                                        HIBERNIA NATIONAL BANK, AS
                                        ADMINISTRATIVE AGENT

                                        BY: /s/ DAVID R. REID
                                            ------------------------------------
                                        NAME:  DAVID R. REID
                                        TITLE: SENIOR VICE PRESIDENT


                                        LENDERS:

                                        ROYAL BANK OF CANADA

                                        BY: /s/ TOM J. OBERAIGNER
                                            ------------------------------------
                                        NAME: TOM J. OBERAIGNER
                                              ----------------------------------
                                        TITLE: SENIOR MANAGER
                                               ---------------------------------


                                        UNION BANK OF CALIFORNIA, N.A.

                                        BY: /s/ GARY SHEKERJIAN
                                            ------------------------------------
                                        NAME: GARY SHEKERJIAN
                                             ----------------------------------
                                        TITLE: VICE PRESIDENT
                                               ---------------------------------


                                        HIBERNIA NATIONAL BANK

                                        BY: /S/ DAVID R. REID
                                            ------------------------------------
                                        NAME:  DAVID R. REID
                                        TITLE: SENIOR VICE PRESIDENT


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